Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1994-1

KEY PERFORMANCE FACTORS
October 31, 1998

Scheduled Maturity                                                 9/15/99


Coupon                                                    5.6500%


Excess Protection Level
   3 Month Average  6.77%
      October, 1998  8.29%
      September, 1998  5.13%
      August, 1998  6.90%



Cash Yield                                              21.79%


Investor Charge Offs                                    5.47%


Base Rate                                               8.03%


Over 35 Day Delinquency                                 5.68%


Seller's Interest                                       31.33%


Total Payment Rate                                      11.55%


Total Principal Balance                                $3,737,935,813.81


Investor Participation Amount                          $687,500,000.00


Seller Participation Amount                            $1,171,269,147.13